Summary Prospectus

January 31, 2010

Turner International Core Growth Fund

• Institutional Class (TICGX)

• Investor Class (TICFX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2010, are incorporated by reference into this summary prospectus.

Ticker Symbol — TICGX – Institutional Class

Ticker Symbol — TICFX – Investor Class

CUSIP — 900297771 – Institutional Class / 900297714 – Investor Class

Fund Number — 2788 – Institutional Class / 2787 – Investor Class

Investment Objective

The Turner International Core Growth Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	None
Total Other Expenses	4.39%[1]	4.74%[1]
Shareholder Servicing Fee	None	0.25%[2]
Total Annual Fund Operating Expenses	5.24%	5.59%
Fee Waivers and Expense Reimbursements	(4.14)%[3]	(4.24)%[3,4]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.10%	1.35%

*  Information in the table has been restated to reflect current fees and expenses.

1  "Total Other Expenses" include dividends and interest on securities that the Fund sells short ("short-sale dividends and interest"). Short-sale dividends and interest are treated as an expense, and increase the Fund's total expense ratio.

2  The "Shareholder Servicing Fee" is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.

3  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Institutional Class Shares and the Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.10% and 1.35%, respectively, through January 31, 2011. Turner may discontinue this arrangement at any time after January 31, 2011.

4  "Fee Waivers and Expense Reimbursements" include less than 0.01% in cash management credits earned by Institutional Class Shares of the Fund to offset transfer agent expenses.

TURNER INTERNATIONAL CORE GROWTH FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Turner International Core Growth Fund — Institutional Class Shares	$112	$1,198	$2,279	$4,959
Turner International Core Growth Fund — Investor Class Shares	$137	$1,289	$2,428	$5,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

Principal Strategy

The Turner International Core Growth Fund invests primarily (at least 80% of its assets) in equity securities of international non-U.S. companies with market capitalizations greater than $2 billion that Turner believes have strong earnings growth potential. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the MSCI World Growth ex-U.S. Index ("World Growth ex-U.S. Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the World Growth ex-U.S. Index. The Fund will generally invest in securities of issuers based in the countries represented in the World Growth ex-U.S. Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the World Growth ex-U.S. Index.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented international equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund is subject to risks due to its foreign investments. The Fund may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that non-U.S. stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section and in the Financial Highlights in the prospectus.

TURNER INTERNATIONAL CORE GROWTH FUND

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class Shares and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year since the Fund's inception.1

1  The performance information shown above is based on a calendar year. The Fund's Institutional Class Shares commenced operations on January 31, 2007.

Best Quarter	Worst Quarter
26.28% (06/30/09)	(27.03)% (09/30/08)

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the MSCI World Growth ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Institutional Class Shares only and will vary for Investor Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	Since Inception (1/31/07)
Turner International Core Growth Fund — Institutional Class Shares
Before taxes on distributions	47.23%	(3.16)%
After taxes on distributions	46.48%	(3.38)%
After taxes on distributions and sale of shares	30.69%	(2.70)%
Turner International Core Growth Fund — Investor Class Shares[1]	47.20%	(3.30)%
MSCI World Growth ex-U.S. Index[2]	30.66%	(4.51)%

1  The inception date for Investor Class Shares is October 31, 2008. Periods prior to October 31, 2008 represent the performance of Institutional Class Shares, adjusted for the differences in fees between the classes (see "Fund Fees and Expenses").

2  The MSCI World Growth ex-U.S. Index is a market capitalization weighted index (companies with larger market capitalizations have more influence than those with smaller market capitalizations) designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TURNER INTERNATIONAL CORE GROWTH FUND

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the International Core Growth Fund. For more information about the Adviser, please see Investments and Portfolio Management in the prospectus.

Portfolio Managers

The International Core Growth Fund is managed by a team led by Mark Turner with co-managers Robert Turner, Chris McHugh, Don Smith, Heather McMeekin and Rick Wetmore. Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Robert E. Turner, CFA, Chairman and Chief Investment Officer, and Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Donald W. Smith, CFA, Portfolio Manager/Security Analyst, joined Turner in 2003. Heather F. McMeekin, Portfolio Manager/Security Analyst – Healthcare Sector, joined Turner in March 2001. Rick Wetmore, Portfolio Manager/Security Analyst, joined Turner in 2001.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 a.m. and 4:00 p.m.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

For more information about the purchase and sale of Fund shares, please see Purchasing, Selling and Exchanging Shares of the Turner Funds in the prospectus.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TUR-SP-08-01